UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2003

MICROHELIX, INC.

(Exact Name of Registrant as Specified in its Charter)

OREGON	001-16781	91-1758621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600

(Address of Registrant’s Principal Executive Office, including Zip Code, and Telephone Number, including area code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

Item 5. OTHER EVENTS

On November, 2003, microHelix, Inc. (the “Company”) issued a press release announcing that Nasdaq granted its extension request effective November 6, 2003 and the stock and warrant symbols will be changing.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by microHelix, Inc. on November 3, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 3, 2003.

MICROHELIX, INC.
(Registrant)

By:	/s/ Terrence A. Rixford

Terrence A. Rixford
Senior Vice President Finance, and Chief Financial Officer